Exhibit 99.1

Jennifer Han

(914) 288-8100

ACADIA REALTY TRUST PROVIDES UPDATE ON ALBERTSONS SPECIAL DIVIDEND

RYE, NY – January 5, 2023 – Acadia Realty Trust (NYSE: AKR) (“Acadia” or the “Company”) today gave an update on the status of the Special Dividend (the “Special Dividend”) that it expected to receive from Albertsons Companies, Inc. (“Albertsons”) in the fourth quarter of 2022.

Albertsons Special Dividend

On October 14, 2022, in conjunction with the announcement of its entrance into a definitive merger agreement with Kroger, Albertsons also announced that it would pay a Special Dividend of approximately $6.85 per share to be payable on November 7, 2022, to shareholders of record as of the close of business on October 24, 2022. Acadia expected to recognize its pro rata share of the Special Dividend of approximately $0.11 per Acadia share in the fourth quarter of 2022.

On November 3, 2022, Albertsons announced that the Attorney General of the State of Washington had been granted a temporary restraining order (“TRO”) preventing Albertsons from paying the Special Dividend, pending a hearing originally scheduled for November 10, 2022, which was then ultimately delayed to later dates in December 2022. Throughout the process, Albertsons maintained that the lawsuit brought by the State of Washington, and the similar lawsuit brought by the Attorneys General of California, Illinois, and the District of Columbia are “meritless and provide no legal basis for canceling or postponing a dividend that has been duly and unanimously approved by Albertsons Cos.’ fully informed Board of Directors.”

On December 21, 2022, Albertsons announced that the State of Washington Supreme Court set a date of February 9, 2023, for the review of the TRO against the payment of Albertsons’s Special Dividend. On January 2, 2023, Albertsons further announced that their motion for an expedited review had been granted. As such, the Washington Supreme Court will review the appeal of the Attorney General of the State of Washington on January 17, 2023. The TRO will remain in effect until there is a further order issued by the Washington Supreme Court.

Revisions to 2022 Guidance to Reflect Dividend not Paid in the Fourth Quarter as Originally Declared

Based on the foregoing, Acadia will not recognize its share of the Special Dividend in fiscal year 2022 and is therefore reducing its full year 2022 guidance for (i) Net (loss) earnings; (ii) NAREIT Funds from operations; (iii) Net Promote and other Core and Fund profits and (iv) Funds from operations Before Special Items each by $0.11 per share attributable to Common Shareholders and Common OP Unit Holders. The Company is not updating any other of its previously expressed guidance assumptions.

See revised 2022 guidance table below.

	Full Year Guidance as of Q3 2022	Revised for Albertsons Special Dividend
Net (loss) earnings per share attributable to Common Shareholders	($0.19) to ($0.14)	($0.30) to ($0.25)
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interests' share)	1.06 to 1.03	1.06 to 1.03
Impairment charges (net of noncontrolling interest share)	0.58	0.58
Gain on disposition of properties (net of noncontrolling interests' share)	(0.27)	(0.27)
Noncontrolling interest in Operating Partnership	0.02	0.02
NAREIT Funds from operations per share attributable to Common Shareholders and Common OP Unit holders	$1.20 to $1.22	$1.09 to $1.11
Net Promote and other Core and Fund profits	(0.12)	(0.01)
Less: Albertsons unrealized holding losses (gains) (net of noncontrolling interest share)	0.08	0.08
Funds from operations Before Special Items, excluding Net Promote and other Core and Fund profits	$1.16 to $1.18	$1.16 to $1.18
Net Promote and other Core and Fund profits	0.12	0.01
Funds from operations Before Special Items per share attributable to Common Shareholders and Common OP Unit holders	$1.28 to $1.30	$1.17 to $1.19

About Acadia Realty Trust

Acadia Realty Trust is an equity real estate investment trust focused on delivering long-term, profitable growth via its dual – Core Portfolio and Fund – operating platforms and its disciplined, location-driven investment strategy. Acadia Realty Trust is accomplishing this goal by building a best-in-class core real estate portfolio with meaningful concentrations of assets in the nation’s most dynamic corridors; making profitable opportunistic and value-add investments through its series of discretionary, institutional funds; and maintaining a strong balance sheet. For further information, please visit www.acadiarealty.com.

The Company uses, and intends to use, the Investors page of its website, which can be found at www.acadiarealty.com, as a means of disclosing material nonpublic information and of complying with its disclosure obligations under Regulation FD, including, without limitation, through the posting of investor presentations that may include material nonpublic information. Accordingly, investors should monitor the Investors page, in addition to following the Company’s press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, the website is not incorporated by reference into, and is not a part of, this document.

Safe Harbor Statement

Certain statements in this press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by the use of words, such as “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project,” or the negative thereof, or other variations thereon or comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the Company's actual results and financial performance to be materially different from future results and financial performance expressed or implied by such forward-looking statements (including accretion and guidance statements), including, but not limited to: (i) the economic, political and social impact of, and uncertainty surrounding the COVID-19 Pandemic, including its impact on the Company’s tenants and their ability to make rent and other payments or honor their commitments under existing leases; (ii) macroeconomic conditions, such as a disruption of or lack of access to the capital markets; (iii) the Company’s success in implementing its business strategy and its ability to identify, underwrite, finance, consummate and integrate diversifying acquisitions and investments; (iv) changes in general economic conditions or economic conditions in the markets in which the Company may, from time to time, compete, and their effect on the Company’s revenues, earnings and funding sources; (v) increases in the Company’s borrowing costs as a result of rising inflation, changes in interest rates and other factors, including the discontinuation of the USD London Interbank Offered Rate, which is currently anticipated to occur in 2023; (vi) the Company’s ability to pay down, refinance, restructure or extend its indebtedness as it becomes due; (vii) the Company’s investments in joint ventures and unconsolidated entities, including its lack of sole decision-making authority and its reliance on its joint venture partners’ financial condition; (viii) the Company’s ability to obtain the financial results expected from its development and redevelopment projects; (ix) the tenants’ ability and willingness to renew their leases with the Company upon expiration, the Company’s ability to re-lease its properties on the same or better terms in the event of nonrenewal or in the event the Company exercises its right to replace an existing tenant, and obligations the Company may incur in connection with the replacement of an existing tenant; (x) the Company’s potential liability for environmental matters; (xi) damage to the Company’s properties from catastrophic weather and other natural events, and the physical effects of climate change; (xii) uninsured losses; (xiii) the Company’s ability and willingness to maintain its qualification as a REIT in light of economic, market, legal, tax and other considerations; (xiv) information technology security breaches, including increased cybersecurity risks relating to the use of remote technology during the COVID-19 Pandemic; (xv) the loss of key executives; and (xvi) the accuracy of the Company’s methodologies and estimates regarding environmental, social and governance (“ESG”) metrics, goals and targets, tenant willingness and ability to collaborate towards reporting ESG metrics and meeting ESG goals and targets, and the impact of governmental regulation on its ESG efforts.

The factors described above are not exhaustive and additional factors could adversely affect the Company’s future results and financial performance, including the risk factors discussed under the section captioned “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and other periodic or current reports the Company files with the SEC. Any forward-looking statements in this press release speak only as of the date hereof. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or change in the events, conditions or circumstances on which such forward-looking statements are based.